UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): October 23, 2006

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On October 23, 2006, First Merchants Corporation issued a press release to report its financial results for the third quarter ended September
30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated October 23, 2006, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Principal Accounting Officer)


Dated:  October 23, 2006

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated October 23, 2006, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated October 23, 2006

N / E / W / S     R / E / L / E / A / S / E

October 23, 2006

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 3rd QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported September 30, 2006 year-to-date diluted earnings per share totaling $1.22, equaling 2005.

Third quarter diluted earnings per share totaled $.42, a $.02 decline from second quarter earnings per share of $.44 in 2005. Net income for the quarter totaled $7.7 million compared to $8.2 million in 2005.

Total assets reached a record $3.5 billion at quarter-end, an increase of $233 million, or 7.2 percent from September 30, 2005. Loans and investments, the Corporation's primary earning assets, totaled $3.1 billion, an increase of $229 million or 8.0 percent over the prior year.

Net income declined by $169,000 for the nine months ended September 30, 2006, reflecting the challenges of a sustained and increasingly inverted yield curve. Net-interest income declined by $24,000 despite increases in earning assets as the Corporation's volume variance totaled a positive $4,180,000 mitigated by a negative rate variance of $4,204,000.

Non-interest income declined by $745,000 resulting primarily from reduced gains from the sale of mortgage loans totaling $668,000. Year-to-date operating expense increased by a modest 1.3 percent as management continues the process of streamlining its operating structure.

The allowance for loan losses has increased during the year by $1.8 million as the Corporation's provision for loan losses declined by $1.4 million. As of September 30, 2006, non-performing loans totaled 87 basis points of average total loans and the allowance for loan losses as a percent of total loans equaled 1.02 percent.

Michael L. Cox, President and Chief Executive Officer, stated that, "High single digit growth of loans and deposits coupled with expense management and talent acquisition continues to be the most positive representations of the controllable items in this business. Management is pleased with balance sheet growth, but the yield curve remains a challenge."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Daylight Time on Monday, October 23, 2006. To participate, dial (Toll Free) 877-407-9210 and reference First Merchants Corporation's third quarter earnings. A replay will be available until October 30, 2006. To access replay, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 286 and Conference ID # 216501.

During the call we may make Forward Looking Statements about our relative business outlook. These Forward Looking Statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., Madison Community Bank, N.A., United Communities National Bank, First
National Bank, Decatur Bank & Trust Company, N.A., Frances Slocum Bank, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *

CONSOLIDATED BALANCE SHEETS

(in thousands)                                                               September 30,
                                                                         2006            2005
Assets
   Cash and due from banks                                          $    65,641     $    81,310
   Interest-bearing time deposits                                         8,717          10,708
   Investment securities                                                468,074         436,794
   Mortgage loans held for sale                                           3,395           5,026
   Loans                                                              2,641,644       2,443,931
      Less: Allowance for loan losses                                   (26,975)        (25,149)
                                                                     ----------      ----------
        Net loans                                                     2,614,669       2,418,782
   Premises and equipment                                                40,511          38,473
   Federal Reserve and Federal Home Loan Bank stock                      23,620          23,165
   Interest receivable                                                   23,946          19,561
   Core deposit intangibles and goodwill                                136,666         139,597
   Cash surrender value of life insurance                                63,539          43,230
   Other assets                                                          23,261          21,792
                                                                    -----------     -----------
           Total assets                                             $ 3,472,039     $ 3,238,438
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   324,601     $   346,318
     Interest-bearing                                                 2,369,690       2,118,975
                                                                    -----------     -----------
           Total deposits                                             2,694,291       2,465,293
   Borrowings                                                           419,146         423,959
   Interest payable                                                      10,236           5,643
   Other liabilities                                                     26,075          25,153
                                                                    -----------     -----------
           Total liabilities                                          3,149,748       2,920,048
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,334,811 and 18,507,970 shares          2,292           2,313
   Additional paid-in capital                                           143,688         148,004
   Retained earnings                                                    184,555         171,419
   Accumulated other comprehensive loss                                  (8,244)         (3,346)
                                                                    -----------     -----------
        Total stockholders' equity                                      322,291         318,390
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,472,039     $ 3,238,438
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended           Nine Months Ended
(In thousands)                                     September 30,               September 30,
                                                2006          2005          2006          2005
NET CHARGE OFF'S                             $      467    $    1,736    $    3,226    $    3,808

AVERAGE BALANCES
  Total Assets                               $3,424,504    $3,202,198    $3,328,120    $3,185,815
  Total Loans                                 2,613,805     2,444,131     2,541,589     2,429,530
  Total Deposits                              2,613,507     2,419,204     2,505,027     2,420,268
  Total Stockholders' Equity                    318,327       316,615       317,282       314,856

FINANCIAL RATIOS
  Return on Average Assets                          .90%         1.03%          .90%          .95%
  Return on Avg. Stockholders' Equity              9.72         10.38          9.47          9.62
  Avg. Earning Assets to Avg. Assets              91.26         90.83         91.25         90.75
  Allowance for Loan Losses as %
  Of Total Loans                                   1.02          1.03          1.02          1.03
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .07           .28           .17           .21
  Dividend Payout Ratio                           54.76         52.27         56.56         56.56
  Avg. Stockholders' Equity to Avg. Assets         9.30          9.89          9.53          9.88
  Tax Equivalent Yield on Earning Assets           7.08          6.40          6.87          6.15
  Cost of Supporting Liabilities                   3.42          2.40          3.09          2.19
  Net Int. Margin (FTE) on Earning Assets          3.66          4.00          3.78          3.96

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended       Nine Months Ended
                                                             September 30,           September 30,
                                                          2006        2005         2006        2005
Interest income
   Loans receivable
     Taxable                                            $ 48,738   $ 40,853     $137,475    $116,506
     Tax exempt                                              189        160          588         483
   Investment securities
     Taxable                                               3,289      2,427        9,097       7,132
     Tax exempt                                            1,645      1,595        4,905       4,702
   Federal funds sold                                         13         51           41         190
   Deposits with financial institutions                      144        185          390         493
   Federal Reserve and Federal Home Loan Bank stock          307        296          938         889
                                                        --------   --------     --------    --------
        Total interest income                             54,325     45,567      153,434     130,395
                                                        --------   --------     --------    --------
Interest expense
   Deposits                                               20,291     12,172       51,624      32,707
   Federal funds purchased                                   635                   1,749
   Securities sold under repurchase agreements               852        523        2,740         965
   Federal Home Loan Bank advances                         2,796      2,549        8,062       7,367
   Subordinated debentures, revolving credit lines
     and term loans                                        2,067      1,894        6,078       5,522
   Other borrowings                                           60        289          202         831
                                                        --------   --------     --------    --------
        Total interest expense                            26,701     17,427       70,455      47,392
                                                        --------   --------     --------    --------
Net interest income                                       27,624     28,140       82,979      83,003
   Provision for loan losses                               1,558      1,794        5,013       6,409
                                                        --------   --------     --------    --------

Net interest income
   after provision for loan losses                        26,066     26,346       77,966      76,594
                                                        --------   --------     --------    --------
Other income
   Fiduciary activities                                    1,863      1,794        5,763       5,719
   Service charges on deposit accounts                     3,055      2,836        8,252       8,607
   Other customer fees                                     1,386      1,389        4,130       3,662
   Net realized gains on
     sales of available-for-sale securities                              16                       22
   Commission income                                         971        870        3,421       3,131
   Earnings on cash surrender value
     of life insurance                                       719        441        1,574       1,281
   Net gains and fees on sales of loans                      493        770        1,558       2,226
   Other income                                              348        664        1,145       1,940
                                                        --------   --------     --------    --------
        Total other income                                 8,835      8,780       25,843      26,588
                                                        --------   --------     --------    --------

Other expenses
   Salaries and employee benefits                         14,033     13,384       41,968      41,463
   Net occupancy expenses                                  1,477      1,570        4,388       4,368
   Equipment expenses                                      2,035      1,901        5,991       5,610
   Marketing expense                                         586        446        1,424       1,387
   Outside data processing fees                              841        979        2,645       3,021
   Printing and office supplies                              367        328        1,095         969
   Core deposit amortization                                 762        770        2,285       2,335
   Other expenses                                          3,854      3,923       11,841      11,578
                                                        --------   --------     --------    --------
        Total other expenses                              23,955     23,301       71,637      70,731
                                                        --------   --------     --------    --------

Income before income tax                                  10,946     11,825       32,172      32,451
   Income tax expense                                      3,207      3,605        9,633       9,743
                                                        --------   --------     --------    --------
Net income                                              $  7,739   $  8,220     $ 22,539    $ 22,708
                                                        ========   ========     ========    ========

Per Share Data

   Basic Net Income                                          .42       .45          1.23        1.23
   Diluted Net Income                                        .42       .44          1.22        1.22
   Cash Dividends Paid                                       .23       .23           .69         .69
   Average Diluted Shares
     Outstanding (in thousands)                           18,381    18,590        18,455      18,606

CONSOLIDATED BALANCE SHEETS

(in thousands)                                     September 30,   June 30,    March 31,  December 31, September 30,
                                                       2006         2006         2006         2005         2005
Assets
   Cash and due from banks                         $    65,641  $    71,275  $    59,176  $    70,417  $    81,310
   Interest-bearing time deposits                        8,717        8,529        9,104        8,748       10,708
   Investment securities                               468,074      466,882      441,651      434,266      436,794
   Mortgage loans held for sale                          3,395        5,338        5,170        4,910        5,026
   Loans                                             2,641,644    2,591,440    2,491,488    2,457,427    2,443,931
     Less: Allowance for loan losses                   (26,975)     (25,884)     (25,623)     (25,188)     (25,149)
                                                   -----------  -----------  -----------  -----------  -----------
        Net loans                                    2,614,669    2,565,556    2,465,865    2,432,239    2,418,782
   Premises and equipment                               40,511       41,122       39,029       39,417       38,473
   Federal Reserve and Federal Home Loan Bank stock     23,620       23,889       23,421       23,200       23,165
   Interest receivable                                  23,946       19,539       19,035       19,690       19,561
   Core deposit intangibles and goodwill               136,666      137,429      138,174      138,833      139,597
   Cash surrender value of life insurance               63,539       44,358       43,964       43,579       43,230
   Other assets                                         23,261       24,346       25,346       21,780       21,792
                                                   -----------  -----------  -----------  -----------  -----------
        Total assets                               $ 3,472,039  $ 3,408,263  $ 3,269,935  $ 3,237,079  $ 3,238,438
                                                   ===========  ===========  ===========  ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   324,601  $   340,046  $   325,548  $   314,335  $   346,318
     Interest-bearing                                2,369,690    2,195,354    2,120,524    2,068,241    2,118,975
                                                   -----------  -----------  -----------  -----------  -----------
        Total deposits                               2,694,291    2,535,400    2,446,072    2,382,576    2,465,293
   Borrowings                                          419,146      527,347      469,002      508,236      423,959
   Interest payable                                     10,236        6,927        6,412        5,874        5,643
   Other liabilities                                    26,075       25,585       31,711       26,997       25,153
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities                            3,149,748    3,095,259    2,953,197    2,923,683    2,920,048
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,292        2,282        2,305        2,302        2,313
   Additional paid-in capital                          143,688      142,037      146,374      145,682      148,004
   Retained earnings                                   184,555      181,042      177,975      174,717      171,419
   Accumulated other comprehensive loss                 (8,244)     (12,357)      (9,916)      (9,305)      (3,346)
                                                   -----------  -----------  -----------  -----------  -----------
        Total stockholders' equity                     322,291      313,004      316,738      313,396      318,390
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities and stockholders' equity $ 3,472,039  $ 3,408,263  $ 3,269,935  $ 3,237,079  $ 3,238,438
                                                   ===========  ===========  ===========  ===========  ===========

NON-PERFORMING ASSETS

(in thousands)                           September 30,    June 30,     March 31,    December 31,  September 30,
                                             2006           2006         2006          2005           2005
   90 days past due                       $    4,253    $    8,818    $    5,188    $    3,965     $    3,560
   Non-accrual loans                          16,524        12,611        11,424        10,030         11,757
   Other real estate                           2,194         2,497         3,209         2,835          3,023
                                          ----------    ----------    ----------    ----------     ----------
        Total non-performing assets       $   22,971    $   23,926    $   19,821    $   16,830     $   18,340
                                          ==========    ==========    ==========    ==========     ==========

   Average total loans for the quarter    $2,613,805    $2,534,675    $2,474,759    $2,447,794     $2,444,131

   Total non-performing assets as a
     percent of average total loans              .87%          .94%          .80%          .69%           .75%

   Restructured loans                     $       93    $      111    $      114    $      310     $      454

CONSOLIDATED STATEMENTS OF INCOME
                                                                               Three Months Ended
(in thousands, except share data)                     September 30,    June 30,      March 31,  December 31, September 30,
                                                          2006           2006         2006          2005         2005
Interest Income
   Loans receivable
     Taxable                                            $ 48,738      $ 45,658      $ 43,079      $ 41,930      $ 40,853
     Tax exempt                                              189          231           168           160           160
   Investment securities
     Taxable                                               3,289         3,082         2,726         2,480         2,427
     Tax exempt                                            1,645         1,613         1,647         1,672         1,595
   Federal funds sold                                         13            11            17            74            51
   Deposits with financial institutions                      144           132           114           202           185
   Federal Reserve and Federal Home Loan Bank stock          307           320           311           296           296
                                                        --------      --------      --------      --------      --------
       Total interest income                              54,325        51,047        48,062        46,814        45,567
                                                        --------      --------      --------      --------      --------
Interest expense
   Deposits                                               20,291        16,914        14,419        13,414        12,172
   Federal funds purchased                                   635           625           489           163           256
   Securities sold under repurchase agreements               852         1,053           835           647           523
   Federal Home Loan Bank advances                         2,796         2,610         2,656         2,410         2,549
   Subordinated debentures, revolving credit
     lines and term loans                                  2,067         2,020         1,991         1,910         1,894
   Other borrowings                                           60            59            83           144            33
                                                        --------      --------      --------      --------      --------
        Total interest expense                            26,701        23,281        20,473        18,688        17,427
                                                        --------      --------      --------      --------      --------
Net interest income                                       27,624        27,766        27,589        28,126        28,140
   Provision for loan losses                               1,558         1,729         1,726         1,945         1,794
                                                        --------      --------      --------      --------      --------
Net interest income
   after provision for loan losses                        26,066        26,037        25,863        26,181        26,346
                                                        --------      --------      --------      --------      --------
Other income
   Fiduciary activities                                    1,863         1,949         1,951         1,762         1,794
   Service charges on deposit accounts                     3,055         2,771         2,426         2,691         2,836
   Other customer fees                                     1,386         1,389         1,355         1,432         1,389
   Net realized gains (losses) on sales of
     available-for-sale securities                                          (9)            9           (24)           16
   Commission income                                         971           946         1,504           690           870
   Earnings on cash surrender value
     of life insurance                                       719           432           423           386           441
   Net gains and fees on sales of loans                      493           511           554           676           770
   Other income                                              348           422           375           516           664
                                                        --------      --------      --------      --------      --------
        Total other income                                 8,835         8,411         8,597         8,129         8,780
                                                        --------      --------      --------      --------      --------
Other expenses
   Salaries and employee benefits                         14,033        13,543        14,392        12,596        13,384
   Net occupancy expenses                                  1,477         1,477         1,434         1,428         1,570
   Equipment expenses                                      2,035         2,007         1,949         1,952         1,901
   Marketing expense                                         586           438           400           625           446
   Outside data processing fees                              841           921           883           989           979
   Printing and office supplies                              367           424           304           400           328
   Core deposit amortization                                 762           761           762           767           770
   Other expenses                                          3,854         4,323         3,664         4,469         3,923
                                                        --------      --------      --------      --------      --------
        Total other expenses                              23,955        23,894        23,788        23,226        23,301
                                                        --------      --------      --------      --------      --------
Income before income tax                                  10,946        10,554        10,672        11,084        11,825
   Income tax expense                                      3,207         3,263         3,163         3,553         3,605
                                                        --------      --------      --------      --------      --------
Net income                                              $  7,739      $  7,291      $  7,509      $  7,531      $  8,220
                                                        ========      ========      ========      ========      ========
Per Share Data

   Basic Net Income                                     $    .42      $    .39      $    .41      $    .41      $    .45
   Diluted Net Income                                        .42           .39           .41           .41           .44
   Cash Dividends Paid                                       .23           .23           .23           .23           .23
   Average Diluted Shares
     Outstanding (in thousands)                           18,381        18,463        18,526        18,558        18,590

FINANCIAL RATIOS
  Return on Average Assets                                   .90%          .88%          .93%          .95%         1.03%
  Return on Avg. Stockholders' Equity                       9.72          9.20          9.49          9.49         10.38
  Avg. Earning Assets to Avg. Assets                       91.26         91.21         91.27         91.47         90.83
  Allowance for Loan Losses as %
  Of Total Loans                                            1.02          1.00          1.03          1.02          1.03
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                               .07           .23           .21           .31           .28
  Dividend Payout Ratio                                    54.76         58.97         56.10         56.10         52.27
  Avg. Stockholders' Equity to Avg. Assets                  9.30          9.54          9.78         10.05          9.89
  Tax Equivalent Yield on Earning Assets                    7.08          6.87          6.64          6.62          6.40
  Cost of Supporting Liabilities                            3.42          3.07          2.77          2.59          2.40
  Net Int. Margin (FTE) on Earning Assets                   3.66          3.80          3.87          4.03          4.00

LOANS

(in thousands)                                      September 30,   June 30,     March 31,   December 31,  September 30,
                                                        2006          2006         2006           2005         2005
Commercial and industrial loans                     $  497,280   $  501,238    $  486,411    $  461,102    $  476,010
Agricultural production financing and
   other loans to farmers                              104,147       95,352        87,433        95,130        94,262
Real estate loans:
   Construction                                        175,753      178,254       175,784       174,783       171,667
   Commercial and farmland                             835,403      813,171       743,905       734,865       719,154
   Residential                                         757,116      744,552       746,410       751,217       746,777
Individuals' loans for household and other
   personal expenditures                               215,237      208,768       202,478       200,139       186,792
Tax exempt loans                                        16,550       13,656        13,656         8,263        12,439
Lease financing receivables, net of unearned income      8,543        8,589         8,193         8,713         9,538
Other loans                                             31,615       27,860        27,218        23,215        27,292
                                                   -----------   ----------   -----------    -----------   ----------
                                                     2,641,644    2,591,440     2,491,488     2,457,427     2,443,931
Allowance for loan losses                              (26,975)     (25,884)      (25,623)      (25,188)      (25,149)
                                                   -----------   ----------   -----------    -----------   ----------
        Total loans                                 $2,614,669   $2,565,556    $2,465,865    $2,432,239    $2,418,782
                                                   ===========   ==========   ===========    ===========   ==========

DEPOSITS

(in thousands)                                      September 30,   June 30,     March 31,   December 31,  September 30,
                                                        2006          2006         2006          2005          2005

Demand deposits                                     $  743,154    $  758,132   $  671,027    $  690,923    $  697,597
Savings deposits                                       512,112       510,878      526,554       566,212       568,366
Certificates and other time deposits of
   $100,000 or more                                    394,724       313,751      320,213       264,665       320,640
Other certificates and time deposits                 1,044,301       952,639      928,278       860,776       878,690
                                                    -----------   -----------  -----------   -----------   -----------
                                                    $2,694,291    $2,535,400   $2,446,072    $2,382,576    $2,465,293
                                                    ===========   ===========  ===========   ===========   ===========
